SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 29, 2003

Commission File Number 0-21660

PAPA JOHN’S INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	61-1203323
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer identification number)

2002 Papa John’s Boulevard Louisville, Kentucky 40299-2334
(Address of principal executive offices)

(502) 261-7272
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c)   Exhibits

Exhibit Number	Description

99.1	Papa John’s International, Inc. press release dated April 29, 2003.

Item 9. Regulation FD Disclosure

The following information is being furnished pursuant to Item 9 – Regulation FD Disclosure and Item 12 – Results of Operations and Financial Condition.

Papa John’s International, Inc. issued a press release on April 29, 2003 covering the results of the first quarter of 2003 and full-year 2003 revised earnings guidance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAPA JOHN’S INTERNATIONAL, INC.
(Registrant)

Date: April 29, 2003		/s/ J. David Flanery
J. David Flanery
Senior Vice President of Finance and Principal Accounting Officer